SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

 Date of Report: (Date of earliest event reported): (May 25, 2000) May 31, 2000


                              CLEARWORKS.NET, INC.
             (Exact name of registrant as specified in its charter)



                                                            76-0576542
         DELAWARE                  000-26547               (IRS Employer
 (State of Incorporation)  (Commission File Number)     Identification No.)




                             2450 FONDREN, SUITE 200
                              HOUSTON, TEXAS 77063
              (Address of Registrant's principal executive offices)

                                 (713) 334-2595
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On May 25, 2000, the common stock, par value $.001 per share (the "Common Stock"), of ClearWorks.net, Inc., a Delaware corporation (the "Company") was listed for trading on the American Stock Exchange under the symbol "CLW." The Common Stock was previously traded on the NASDAQ Over-the-Counter Bulletin Board. Any questions with respect to the listing of the Common Stock on the American Stock Exchange should be directed to the following:

                              ClearWorks.net, Inc.
                             2450 Fondren, Suite 200
                              Houston, Texas 77063
                        Attention: Stockholder Relations
                           (telephone: (713) 334-2595)




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CLEARWORKS.NET, INC.


Date: May 31, 2000                        By: /S/ MICHAEL T. McCLERE
                                                  Michael T. McClere
                                                  Chief Executive Officer